SCHEDULE 14A INFORMATION
Proxy  Statement  Pursuant to Section 14(a) of the Securities Exchange Act of
1934
(Amendment No.    )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[  ]   Definitive Additional Materials
[   ]  Soliciting  Material Pursuant to Section 240.14a-11(c)
or Section 240.14a-12

                  ROYCE GLOBAL TRUST, INC.
         (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[  ] Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------

     5) Total fee paid:

     -------------------------------------------------------------

[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        --------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        --------------------------------------------------------

     3) Filing Party:

        --------------------------------------------------------

     4) Date filed:

        --------------------------------------------------------



       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               ROYCE GLOBAL TRUST, INC.



To the Stockholders of
ROYCE GLOBAL TRUST, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders of ROYCE GLOBAL TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York, on April 29, 1997 at
2:00 p.m. (E.T.), for the following purposes:

     1.   To elect a board of four directors.

     2.   To ratify the selection of Ernst & Young
          LLP as independent public accountants of the Fund for the year ending December 31, 1997.

     3.   To transact such other business as  may
          come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on March 13, 1997 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

      The Fund's Annual Report to Stockholders for the year ended December 31, 1996 was previously mailed to stockholders, and copies of it are available upon request, without charge, by writing to the Fund at 1414
Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.


                      IMPORTANT

      To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                         By order of the Board of Directors,

                         John E. Denneen
                         Secretary
March 28, 1997


            ANNUAL MEETING OF STOCKHOLDERS
                          OF
               ROYCE GLOBAL TRUST, INC.
             1414 Avenue of the Americas
               New York, New York 10019

               Tuesday, April 29, 1997


            _____________________________

                   PROXY STATEMENT
            _____________________________




      Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of Proxy for the meeting solicited on behalf of the directors of Royce Global Trust, Inc. (the "Fund").

      The Proxy may be revoked at any time before it is
exercised  by written instructions to the  Fund  or  by
filing  a  new  Proxy  with  a  later  date,  and   any
stockholder attending the meeting may vote  in  person,
whether or not he or she has previously filed a  Proxy.
The shares represented by all properly executed Proxies
received in time for the meeting will be voted.   Where
a  stockholder has specified a choice on the Proxy with
respect  to Proposal 2 in the Notice of Annual Meeting,
his  or  her shares will be voted accordingly.   If  no
directions are given, the stockholder's shares will be voted in favor of this Proposal. Unless authority to vote for all nominees or for an individual nominee pursuant to Proposal 1 is specifically withheld, the Proxy will be voted for the election of all of the persons nominated by the Board of Directors to become directors. The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Quest Advisory Corp. ("Quest"), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable.

      On  March  13,  1997,  the record  date  for  the
meeting, there were 7,998,419 shares of Common Stock of
the  Fund  outstanding.  The stockholders  entitled  to
vote  are those of record on that date.  Each share  is
entitled  to one vote on each item of business  at  the
meeting.   Stockholders vote at the Annual  Meeting  by
casting  ballots  (in  person or by  proxy)  which  are
tabulated by one or two persons, appointed by the Board
of   Directors  before  the  meeting,  who   serve   as
Inspectors and Judges of Election at the meeting and who have executed an Inspectors and Judges Oath.
Neither abstentions nor broker non-votes are counted in the tabulation of such votes. Broker non-votes may be counted for purposes of establishing a quorum.

     The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock as of the record date:


                                      AMOUNT AND NATURE              PERCENTAGE
NAME AND ADDRESS OF OWNER             OF OWNERSHIP                   OF CLASS
                                      -----------------              ----------


Charles M. Royce                      524,600 shares-Beneficial        6.5%
1414 Avenue of the Americas           (sole voting and investment
New York, NY 10019                    power)


Magten Asset Management Corp.         1,369,400 shares- Beneficial    17.1%(1)
35 East 21st Street                   (sole voting and investment
New York, NY 10022                    power)

Wachovia Corporation                  581,182 shares-Beneficial        7.3%
100 North Main Street                 (sole voting and investment
Winston Salem, NC 27150               power)

Depository Trust Company              3,770,616 shares-Record         47.1%
Cede & Co.
P.O. Box 20 Bowling Green Station
New York, NY 10274



(1)  These  shares  have been reported by Magten  Asset
     Management  Corp. to the Securities  and  Exchange
     Commission on a Schedule 13G which states that the shares "were not acquired for the purpose of and do not have the effect of changing or influencing the control" of the Fund. Of this 17.1%, General
     Motors Employees Domestic Group Pension Trust, an advisory client of Magten Asset Management Corp., has an interest with respect to more than 5% of the Fund's outstanding shares of Common Stock.


        1. ELECTION OF DIRECTORS (PROPOSAL 1)

      At  the  meeting, it is proposed  to  elect  four
directors, each director to hold office until the  next
Annual  Meeting of Stockholders and until his successor
shall  have  been  elected and qualifies.   The  Fund's
Board  of  Directors has nominated the  following  four
persons,  each  of whom has served as a director  since
October  31,  1996, to become directors  of  the  Fund.
Certain information concerning them is set forth below.
Each  of  these persons has agreed to serve if elected,
and the Fund's management has no reason to believe that
any  of  them  will be unavailable for  election  as  a
director.  However, if any of them become unwilling  or
unable  to serve, the persons named in the accompanying
form  of Proxy will vote for the election of such other
persons,  if  any,  as  the  Board  of  Directors   may
nominate.

                                                    POSITIONS WITH
     NAME                      AGE                  THE FUND
     ----                      ---                  --------------

     [S]                       [C]                  [C]

     Charles M. Royce......    57                   Director, President
                                                    and Treasurer

     Richard M. Galkin......   58                   Director

     Stephen L. Isaacs......   57                   Director

     David L. Meister......    57                   Director


      The  Board  of Directors has an Audit  Committee,
comprised  of Richard M. Galkin, Stephen L. Isaacs  and
David L. Meister, which is responsible for recommending
the   selection  and  nomination  of  the   independent
auditors  of  the  Fund  and for conducting  post-audit
reviews  of  the  Fund's financial condition  with  the
auditors.   The Board of Directors does  not  have  any
other standing committees.  A total of four meetings of
the Board of Directors or its Audit Committee were held
between  October  31, 1996, when the current  directors
took  office,  and  December 31, 1996.   Each  director
attended 75% or more of the meetings.

      There are no family relationships between any of the Fund's directors and officers.

      As of the record date, the Fund's directors beneficially owned the following shares of its Common
Stock:


     NAME OF DIRECTOR              AMOUNT          PERCENTAGE OF CLASS
     ----------------              ------          -------------------

     [S]                           [C]                    [C]

     Charles M. Royce..........    524,600 shares         6.5%
     Richard M. Galkin.........    None                   N/A
     Stephen L. Isaacs.........    None                   N/A
     David L. Meister..........    None                   N/A


       Mr.   Royce  has  sole  voting  power  and  sole
investment power as to the shares beneficially owned by him. As of the record date, all directors and officers of the Fund as a group (9 persons) beneficially owned
537,400 shares of the Fund's Common Stock, constituting
6.7% of the class.


BUSINESS EXPERIENCE

Set forth below is certain information as to the principal business experience of the Fund's directors during the past five years.

      Charles  M.  Royce  is the President,  Secretary,
Treasurer and sole director and sole voting shareholder
of  Quest, the investment adviser to the Fund.  He  has
served as Quest's President and Treasurer for more than
24   years.   Mr.  Royce  also  manages  three  private
investment   partnerships  through   Quest   Management
Company ("QMC"), a registered investment adviser, of which he is the managing general partner.

      Richard M. Galkin is a private investor  and  the
President  of  Richard  M.  Galkin  Associates,   Inc.,
telecommunications consultants.

     Stephen L. Isaacs is an attorney, President of The
Center  for  Health and Social Policy  since  September
1996  and  President  of Stephen L. Isaacs  Associates,
consultants.   He  was  a  Director  of  the   Columbia
University  Development Law and Policy  Program  and  a
Professor at Columbia University until August 1996.

       David   L.  Meister  is  a  consultant  in   the
communications industry. He was an executive officer of Digital Planet Inc. from April 1991 to December
1992.

     Mr. Royce is also President and Treasurer of Royce
Micro-Cap Trust, Inc. ("OTCM"), Royce Value Trust, Inc.
("RVT")   and   The  Royce  Fund  ("TRF"),   registered
management   investment  companies.    Messrs.   Royce,
Galkin,  Isaacs and Meister are also directors/trustees
of  OTCM,  RVT  and TRF.  Mr. Royce is  also  the  sole
shareholder  and  director  and  Secretary   of   Quest
Distributors, Inc., the distributor of TRF's shares.

      Mr. Royce is an "interested person" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940.

     In addition to Mr. Royce, three Vice Presidents of the Fund are also officers of Quest.


REMUNERATION OF DIRECTORS AND OFFICERS

      Set  forth below is the compensation paid by  the
Fund   and   the  three  other  registered   investment
companies comprising The Royce Funds to each director for the year ended December 31, 1996.


                                  Aggregate                 Total Compensation
                                  Compensation From         From the Fund and
Director                          the Fund                  Other Royce Funds
--------                          -----------------         ------------------


Charles M. Royce............      $     0                     $    0
Richard M. Galkin...........        3,500                     64,500
Stephen L. Isaacs...........        3,500                     64,500
David L. Meister............        3,500                     64,500


      For  1996,  each  of  the  Fund's  non-affiliated
directors  received a base fee at the  annual  rate  of
$7,500 per year plus $750 for each meeting of the Board
of   Directors  attended.   No  director  of  the  Fund
received  remuneration for services as a  director  for
the  year ended December 31, 1996 in addition to or  in
lieu  of  this  standard arrangement.   For  1997,  the
Fund's non-affiliated directors will receive a base fee of $2,500 per year plus $400 for each meeting.


TRANSACTION BETWEEN QUEST AND FORMER ADVISER

      On October 31, 1996, Veitia and Associates, Inc.,
the Fund's former investment adviser, sold its business
and   assets   relating  to  the   administration   and
management of the Fund to Quest for a purchase price of
up  to  $2,083,465, of which $400,000 was paid  through
the  closing.  Quest undertook, in connection with  the
transaction,   to  completely  waive   the   investment
advisory fees payable to it by the Fund until such time
as  the  market  price  of  the  Fund's  Common  Stock,
adjusted  for distributions to stockholders  and  other
capital  transactions,  closed  for  a  period  of   20
consecutive trading days at or above $5.28, the  Fund's
net  asset  value per share on October  31,  1996.  The
purchase   price  payable  by  Quest  to   Veitia   and
Associates will be reduced by the lesser of the amount of the waiver or $883,465.


VOTE REQUIRED

      A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common
Stock entitled to vote who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.


                 2. RATIFICATION OF
SELECTION  OF INDEPENDENT PUBLIC ACCOUNTANTS  (Proposal 2)


      At the meeting, the stockholders will be asked to
ratify   the  selection  by  the  Board  of  Directors,
including a majority of the directors who are not "interested persons" (as such term is defined in the Investment Company Act of 1940), of Ernst & Young LLP, independent auditors, to serve as the Fund's auditors for the year ending December 31, 1997.

      Ernst  &  Young LLP has informed  the  Fund  that
neither  Ernst & Young LLP nor any of its partners  has
any  direct or indirect financial interest in the  Fund
except  as auditors and independent public accountants.
Ernst  &  Young  LLP  served as the Fund's  independent
public  accountants  for the year  ended  December  31,
1996.   Representatives of Ernst & Young  LLP  are  not
expected to be present at the meeting, but have been given an opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.


VOTE REQUIRED

     Ratification of the selection of Ernst & Young LLP as the independent public accountants of the Fund requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Fund present or represented at the meeting (assuming that more than 50% of the shares are present or represented).

      The  Board  of Directors recommends  a  vote  FOR
Proposal 2.


                   3. OTHER BUSINESS


      Management knows of no business to be brought before the meeting other than Proposals 1 and 2 in the Notice of the Annual Meeting. If other matters do come before the meeting, it is intended that the shares represented by Proxies will be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the Proxies.


                ADDITIONAL INFORMATION


       Quest Advisory Corp., the Fund's investment adviser, is located at 1414 Avenue of the Americas, New
York, New York 10019.


                STOCKHOLDER PROPOSALS


     Proposals of stockholders intended to be presented at the Fund's 1998 Annual Meeting of Stockholders must be received by the Fund by November 28, 1998, for inclusion in the Fund's Proxy Statement and form of Proxy relating to that meeting.



PLEASE  FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN
THE ACCOMPANYING POSTAGE-PAID ENVELOPE

                           APPENDIX I
                           PROXY CARD

PROXY                ROYCE GLOBAL TRUST, INC.               PROXY
                   1414 AVENUE OF THE AMERICAS
                       NEW YORK, NY 10019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the Fund held of record by the undersigned on March 13, 1997, at the Annual Meeting of Stockholders to be held on April 29, 1997, or at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------               -------------------------

-------------------------               -------------------------

-------------------------               -------------------------


PLEASE MARK VOTES
X AS IN THIS EXAMPLE

ROYCE GLOBAL TRUST, INC.

Please be sure to sign and date this Proxy.        Date

Stockholder sign here              Co-owner sign here




1. ELECTION OF DIRECTORS
(Page 2)

                                                   With-     For All
                                            For    hold      Except

Charles M. Royce, Richard M. Galkin,
Stephen L. Isaacs, and David L. Meister

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                          For  Against  Abstain

                2. PROPOSAL TO RATIFY THE SELECTION OF
                   ERNST & YOUNG LLP AS INDEPENDENT PUBLIC
                   ACCOUNTANTS.
                   (Page 5)

                3. THE PROXIES ARE AUTHORIZED TO VOTE UPON
                SUCH OTHER BUSINESS AS MAY PROPERLY COME
                BEFORE THE MEETING.

Please be sure to sign and date  Mark box at right if an address change or
this proxy       Date            comment has been noted on the reverse side
                                 of this card.                        /  /


Stockholder sign here  co-owner sign here              RECORD DATE SHARES: